UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________

FORM 8-K
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2019 (September 20, 2019)

_________________________________________

Cool Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2001 NW 84th Avenue

Miami, FL 33122
(Address of principal executive offices, including zip code)

(858) 373-1675
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWSM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Cool Holdings Inc. (the “Company”) closed a private placement (the “Private Placement”) of $3,257,000 of 12% unsecured convertible notes (the “Notes”) issued to investors in various tranches. The first tranche of Notes, for gross proceeds of $783,500 closed on September 20, 2019.  The second tranche of Notes, for gross proceeds of $1,500,000 closed on September 23, 2019. A third tranche of Notes, for gross proceeds of $973,500 closed on September 24, 2019.  The Notes mature 12 months from the date of issuance. The Company intends to seek shareholder and regulatory approvals needed to enable the Notes and unpaid accrued interest to be converted into shares of the Company’s common stock (the “Equity Securities”) at a price that is 30% below the volume weighted average price for the twenty trading days immediately prior to the date on which such approval is obtained (the “Approval Date”).  Upon receipt of the required approvals, the principal and unpaid accrued interest of the Notes shall be converted on the Approval Date.

 Investors in the Notes also received warrants (the “Warrants”) to purchase such number of common shares that is equal to the aggregate principal of the Notes held by such investor divided by the price that is 30% below the twenty-day volume weighted average price of the Company’s Equity Securities immediately prior to the Approval Date.  The Warrants are exercisable once shareholder and other required regulatory approvals are obtained on the Approval Date, and expire 36 months from the date of issuance.

The Notes were issued in the United States pursuant to an exemption from registration under Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”).  The Notes were also issued offshore pursuant to Rule 903 of Regulation S under the U.S. Securities Act.

The foregoing is a summary of certain material terms and conditions of the Notes and the Warrants, and is not a complete description thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the form of Unsecured Convertible Note and the form of Warrant attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 25, 2019, the Company completed its previously announced acquisition of Simply Mac, Inc. (“Simply Mac”) pursuant to the stock purchase agreement (the “Stock Purchase Agreement”), dated as of May 9, 2019, as amended, by and among the Company, Simply Mac and GameStop Corp. (the “Seller”).  Upon the completion of the transaction, Simply Mac became a wholly-owned subsidiary of the Company.

Pursuant to the Stock Purchase Agreement, the Company acquired all of the issued and outstanding capital stock of Simply Mac, a company based in Salt Lake City, Utah (the “Stock Purchase”).  The total consideration for the Stock Purchase was $12,684,192.  Of the total consideration, $5,154,700 was paid in cash, of which $345,000 was deposited by the Company with an escrow agent pursuant to an escrow agreement dated September 25, 2019, to secure the Seller’s indemnity obligations to the Company under the Stock Purchase Agreement.  The remaining $7,529,492 was paid by the issuance of a promissory note, reimbursement and indemnification agreement and security agreement (the “Promissory Note”) representing the value of Simply Mac’s inventory as of closing, subject to adjustment in accordance with the terms of the Stock Purchase Agreement, in favor of the Seller.

The Promissory Note carries interest at a rate of twelve percent (12%) per annum, payable in four quarterly installment payments equal to twenty five percent (25%) of the Promissory Note principal amount, plus all accrued and unpaid interest through such date. As security for the payment of all obligations under the Promissory Note and certain outstanding guarantees of Seller to Apple Inc. that are to be terminated post-closing, the Company has granted to Seller a security interest in substantially all of its assets. The Promissory Note matures upon the earlier of (i) September 25, 2020, (ii) upon the occurrence of an event of default or (iii) certain changes in control of the Company.  The promissory note contains customary covenants, representations and warranties and events of default.  As additional security for the Company’s obligations under the Promissory Note, all of the Company’s subsidiaries have guaranteed the Company’s obligations under the note, remain jointly and severally liable for all payment obligations under the note and have each granted to Seller a security interest in substantially all of their respective assets.

The foregoing is a summary of certain material terms and conditions of the Stock Purchase Agreement and the Promissory Note, and is not a complete description thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Stock Purchase Agreement attached as Exhibit 10.1 to the Company’s May 9, 2019 Current Report on Form 8-K, the Amended and Restated Letter Agreement dated July 12, 2019 among the Company, Simply Mac and Seller attached as Exhibit 10.01 to the Company’s July 12, 2019 Current Report on Form 8-K and the form of Promissory Note attached to this Current Report on Form 8-K as Exhibit 10.1, both of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
4.1	Form of Unsecured Convertible Note
4.2	Form of Warrant
10.1	Form of Promissory Note, Reimbursement and Indemnification Agreement and Security Agreement
10.2	Form of Escrow Agreement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cool Holdings, Inc.
Date:	September 26, 2019	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer